UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

WABCO HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of WABCO Holdings Inc. (the “Company”) by ZF Friedrichshafen AG (“Parent”) and Verona Merger Sub Corp., an indirect wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of the Agreement and Plan of Merger, dated March 28, 2019, by and among the Company, Parent and Merger Sub:

•	WABCO CEO Talking Points for Global Leaders Call

•	Talking Points for WABCO Leaders

•	WABCO CEO All-Employee Message

•	Frequently Asked Questions for WABCO Employees

•	Customer Letter Template

•	Supplier Letter Template

•	Investor Q&A

Additional Information and Where to Find It

In connection with the proposed merger, WABCO Holdings Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.wabco-auto.com or by contacting Sean Deason, Vice President Investor Relations and Controller, at Telephone: (248) 270-9287, Email: investorrelations@wabco-auto.com.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2018 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.wabco-auto.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) risks related to diverting management’s attention from the Company’s ongoing business operations; (11) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all which may affect the Company’s business and the price of the common stock of the Company; and (12) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; the Company’s ability to adapt to a rapidly changing industry and maintain strategic relationships with industry leading companies; and the impacts of security breaches and data loss and our vulnerability to technology infrastructure failures. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

WABCO CEO Talking Points for Global Leaders Call

•	Hello everyone and thank you for joining this call on such short notice, particularly our teams in Asia.

•

As you may know from our headline news, today we announced that WABCO has signed a definitive agreement to be fully acquired by ZF, pending our shareholders’ approval and customary regulatory approvals.

•	I’d like to start by saying how excited I am about this merger with ZF, which represents a tremendous opportunity for WABCO.

•	While you’ve probably read the press release, in my role as chairman of the board, I want to give you my perspective on why our Board took this step now, and the rationale for this momentous decision.

•

But first, let me tell you a little more about ZF. It is a privately held company based in Friedrichshafen, Germany— and it’s owned by two foundations. It has a global workforce of 146,000, with approximately 230 locations in 40 countries.

•

As one of the top 3 suppliers to the industry, ZF is a global leader in mobility systems for passenger cars, commercial vehicles and industrial equipment. They are widely regarded as an innovation leader and in recent years they have been making strong inroads to advance their capabilities in new industry domains—notably electrification and key systems on the roadmap towards autonomous driving.

•

Our product portfolios are highly complementary. ZF has significant expertise in driveline and chassis technology, while we are the ones with expertise in dynamic controls, active air suspension systems, and fleet management systems.

•	We have a long history of successful collaboration with them on technology development.

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•	We also know ZF shares our drive for leadership, customer focus, passion for innovation and company values.

•	And I can tell you from my many experiences with ZF over the years, their operating culture is very similar to ours in terms of innovation and integrity.

•

Looking to the future, ZF also shares our vision to make the world’s commercial vehicles safer, greener and more autonomous—and they are pretty far down that path. We know from media reports and their presence across our industry that they are investing heavily in innovation, digitalization and artificial intelligence.

•	So that’s a bit about ZF and it leads me to why has the WABCO Board agreed to this particular transaction rather than elect to have WABCO remain a stand alone company.

•	Don’t get me wrong, we’re doing really well and we are confident that we still have plenty of runway to develop the next generation of technologies.

•

But while we remain confident in our strategy, this is one of those moments in time when the Board had a unique opportunity to redefine the role WABCO would play in the industry’s future. They felt compelled to look seriously at ZF’s offer through the lens of their obligations to our shareholders and employees.

•

And now the Board has determined that this is the right moment to take advantage of this compelling opportunity to join a larger, more diversified global organization, with the necessary resources to enable the innovation required to support safe autonomous driving systems and solutions.

•

Our proxy statement, which outlines the reasons for the deal to our shareholders, will be filed with the U.S. Securities and Exchange Commission in a few weeks. That document will provide details of the negotiations with ZF and discuss the rationale for our decision.

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•	But let me briefly share this with you now – and particularly how I see our world changing.

•

Looking at the long-range future of our industry, we believe that autonomously-driven fleets and electrically-powered vehicles will feature significantly within transportation networks globally. At some point, every commercial vehicle will feature significantly more advanced technology than is onboard today.

•

And while WABCO is currently in the mix as a strategic development partner to many of the world’s OEM manufactures, currently supplying many of the fundamental safety and efficiency control systems, we anticipate a dramatic increase in the complexity of the solutions needed to serve these new industry domains.

•

We also believe that the scale of investment required to develop and integrate these new, sophisticated technologies will require that industry players, including ourselves, would need to increasingly form strategic alliances and undergo further consolidation to try to secure a viable position in the value chain.

•

Competition within the sector will also intensify, as automotive suppliers who can leverage their large volume to amortize costs will be attracted to our world. High tech companies, such as artificial intelligence and Big Data providers, who are able to draw on significant resources will also seek a foothold in our sector.

•	This is why we are taking a decisive action to shape WABCO’s future path.

•

Having had the privilege to lead this amazing organization for 15 years, through the biggest global economic crisis of our generation and many industry cycles, I truly believe WABCO’s customers, employees and the communities in which we operate also will benefit from the opportunities presented by this combination.

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•

As a publicly-listed company, we will now begin a regulated sequence of steps to close this transaction, which requires approval by our shareholders and customary regulatory approvals. During this time WABCO will continue to be listed on NYSE

•

I understand that you probably have many questions, and as leaders you will face questions from your teams too, but it is too early in the process to share further information. The specifics of how and when the companies will merge will be worked out in the months following our shareholders’ vote.

•	And while we can’t share more specific information right now, we will continue to communicate with you on a regular basis.

•	We anticipate the transaction will close early in 2020, pending the customary approvals I’ve mentioned.

•

Until then, we will continue to operate as a standalone company and nothing will change in the way we run our business. It is important that we continue to innovate and operate and serve with the same creativity, passion and discipline as we always do.

•

So I ask for your support to really help our teams understand this news and most importantly the reasons behind it. This is a long-range strategic decision to propel WABCO firmly into the future of our industry. Help them also understand that nothing is going to change in the foreseeable future. We have an exceptional franchise to run here.

•

We need to maintain our focus on driving PACE Agility as a route to gain further market connectivity and opportunities for sustaining outperformance, we need to continue to generate productivity to offset our investments in development, and we must provide the exceptional service our customers expect from us.

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•

ZF’s high regard for WABCO and desire to enter into this transaction is a reflection of your excellent work, passion and commitment to excellence. I couldn’t be more proud of what we’ve build together.

•	Thank you.

•	And with that I will take your questions.

QUESTIONS FROM OPERATOR

OK So before we close this call, Mazen has some guidelines that he would like to share with you.

CLOSING MESSAGE FROM JACQUES

Additional Information and Where to Find It

In connection with the proposed merger, WABCO Holdings Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.wabco-auto.com or by contacting Sean Deason, Vice President Investor Relations and Controller, at Telephone: (248) 270-9287, Email: investorrelations@wabco-auto.com.

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Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2018 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.wabco-auto.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) risks related to diverting management’s attention from the Company’s ongoing business operations; (11) there may be other risks to

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consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all which may affect the Company’s business and the price of the common stock of the Company; and (12) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; the Company’s ability to adapt to a rapidly changing industry and maintain strategic relationships with industry leading companies; and the impacts of security breaches and data loss and our vulnerability to technology infrastructure failures. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

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COMMUNICATIONS SUPPORT FOR WABCO LEADERS

MARCH 28, 2019 ANNOUNCEMENT

WABCO TO BE ACQUIRED BY ZF FRIEDRICHSHAFEN

TALKING POINTS FOR WABCO LEADERS

WHAT’S HAPPENING AND WHY?

•	WABCO today announced that it has signed a definitive agreement with ZF, based in Friedrichshafen Germany, with a view to being fully acquired by ZF.

•

This announcement means that ZF will acquire all outstanding shares of WABCO for $136.50 per share in an all-cash transaction with an equity value of over $7 billion, pending shareholder approval and customary regulatory approvals.

•

Today’s announcement represents the first step in a regulated process that will still involve multiple steps before this transaction is closed. The next major milestone will require WABCO shareholders to approve this transaction through a vote that we anticipate to happen sometime in the second quarter of 2019.

•	While it is difficult to predict a more exact date, we expect the transaction to be completed by early 2020.

•	ZF is a €36.4 billion company headquartered in Friedrichshafen, Germany. It has a global workforce of 146,000 employees with approximately 230 locations in 40 countries.

•	ZF is a diversified, global company known for technology leadership, investing in its people, growth, and global success.

•

ZF is a recognized global technology leader, with strong foundations in driveline and chassis technology for cars and commercial vehicles. It is widely regarded as an innovation leader in developing solutions for autonomous driving and electrification.

•

While we remain confident in WABCO’s strategy and strategic plan, our Board of Directors determined that, given what we anticipate will happen in the industry longer-term, we should take advantage of this compelling opportunity to join an organization that will help us further realize our ambition as a technology leader, and be ready with the size and scale of resources that we believe will be required to address future demand for autonomous, green and connected commercial vehicles.

•	The strategic fit between our two companies is compelling. In fact, WABCO and ZF have collaborated to develop a number of technologies, and we share a number of key customers.

•	It is important to remember that until the time of closure, WABCO will continue to operate as a standalone, publicly-listed company.

WHAT THIS MEANS FOR WABCO EMPLOYEES

•	I’m sure you will have questions about what this announcement will mean for you. At this point this announcement will likely mean very little change in our day-to-day responsibilities.

•

The objective of this transaction is to enhance and better secure WABCO’s position in an industry segment that we anticipate over the long-range will significantly transform in terms of advanced technologies and competitors.

•	There are many reasons for WABCO teams to be positive about today’s announcement.

•	It will allow WABCO to continue on its path of technology leadership backed by more capital investment, access to a larger pool of technology resources, greater scale and global reach.

•	Our combined innovations can straddle both the automotive and commercial vehicle industries. This is especially pertinent as both these industry segments advance their ACE capabilities.

•	WABCO will become part of a Top 3 leader in the automotive business with significant market reach and technology, an extensive global footprint and strong brand equity.

•

Much of what made us successful over the past years is highly valued by ZF, including a passion for technology and innovation, customer intimacy, diversity. ZF looks to hold similar company values and operating cultures across its divisions.

WHAT THIS MEANS FOR OUR CUSTOMERS AND OUR BUSINESSES

•

Today’s announcement represents a shift for our organization and outlines a clear vision for how WABCO will continue to stay relevant at the forefront of our industry as it prepares for a future of ACE technologies.

•

Our customers expect nothing less from us today than they did yesterday. We have earned their trust over time by delivering on our commitments to them in terms of Quality, Cost and Delivery, and by differentiating our technologies and service.

•	Our customers’ trust is paramount and they have bought into our ability to differentiate and sustain technology leadership.

•	We share many of the same OEM customers as ZF

•	Announcement letters and calls will be made to ensure our customers are informed about today’s announcement.

##

Additional Information and Where to Find It

In connection with the proposed merger, WABCO Holdings Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.wabco-auto.com or by contacting Sean Deason, Vice President Investor Relations and Controller, at Telephone: (248) 270-9287, Email: investorrelations@wabco-auto.com.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2018 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.wabco-auto.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) risks related to diverting management’s attention from the Company’s ongoing business operations; (11) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all which may affect the Company’s business and the price of the common stock of the Company; and (12) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; the Company’s ability to adapt to a rapidly changing industry and maintain strategic relationships with industry leading companies; and the impacts of security breaches and data loss and our vulnerability to technology infrastructure failures. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Subject: WABCO set to be acquired by ZF Friedrichshafen

Dear Team,

Around 150 years ago, the name Westinghouse became synonymous with breakthrough technology. Fast forward through a track record of many more industry-first’s in recent decades, and WABCO’s reputation as a global technology leader in the commercial vehicle industry is stronger than ever. We know that behind our hard-earned position lies the courage to take ambitious paths, commitment to serve customers with distinction, and perseverance to continuously carve out new sources of differentiation.

However, sustaining our leadership also requires an acute ability to anticipate the future and be at the vanguard of industry developments. And that’s why today we are announcing a very important decision that WABCO’s Board has taken for our company.

WABCO has signed a definitive merger agreement with ZF Friedrichshafen. Under this agreement, ZF will take [LINK TO WABCO PRESS RELEASE] full ownership of our company, subject to shareholder approval and customary regulatory approvals.

This deal with ZF represents a compelling and logical path towards the future—and a tremendous opportunity for WABCO—because ZF also shares our vision to make the world’s commercial vehicles safer, greener and more autonomous. By joining forces, we will be able to offer differentiating technology and leverage global size and scale to achieve this goal.

As a global technology leader, ZF also has a rich technology portfolio encompassing driveline and chassis technologies for cars and commercial vehicles [LINK TO ZF CORPORATE PRESENTATION ON PORTAL]. In 2017, it had revenues of €36.4 billion, with a workforce of 146,000 in 240 locations in 40 countries.

Let me share some of reasons why the Board strongly believes the decision to merge with ZF is the right move at the right time.

Looking to the long-range future of the commercial vehicle industry, we foresee that autonomously-driven and electrically powered vehicles will play a much greater role within digitally-connected transportation networks globally. And while WABCO is currently supplying many of the fundamental safety and efficiency control systems for commercial vehicles, we anticipate a multifold increase in the complexity of the solutions needed to serve these new industry domains.

We also anticipate that the scale of investment required to develop and integrate these new, sophisticated technologies will require industry players to increasingly form strategic alliances and undergo further consolidation to try to secure a viable position in the value chain.

While WABCO has strong technology roadmaps and great runway ahead, the Board believes that a combination with ZF is the best way to sustain our leadership position in what may be a radically different industry—especially when considering the competitive challenges that will come from global automotive suppliers that can leverage volume, and disruptive technology companies bringing in artificial intelligence and Big Data capabilities. These companies can typically draw on significant resources to gain a foothold in our sector.

With this long-range perspective in mind, our Board has decided to act now to advance our company.

Our customers will also benefit from WABCO having the additional backing of this much larger, more diversified global business. We already have a track record of successful collaboration to develop breakthrough technologies with the ZF team. And, their operating culture and values are very similar to our own.

I understand that you probably have many questions, but it is too early in the process to share further information. The specifics of how and when the companies will merge will be worked out in the months following our shareholders’ vote, and we will continue to communicate with you on a regular basis. I can share that we anticipate the transaction will close early in 2020.

While this is announcement is big news for our company today, I want to emphasize that there will be no immediate changes in the way we run our business. Until the transaction closes, WABCO will continue to be listed on NYSE and operate as a standalone company. The leadership team will continue to guide our strategies for technology leadership and outperformance—and we all need to continue to execute on our plans to meet our commitments. Above all, let’s maintain our focus on delivering the innovative products and providing the exceptional service our customers expect from us.

ZF’s high regard for WABCO and its desire to buy WABCO for an equity value of over $7 billion is a reflection of the outstanding work and immense passion that we have built into this remarkable franchise together. I hope that you are tremendously proud of your achievements and that you also share the excitement of this new prospect for our company.

Thank you.

[SIGNATURE]

[NAME]

Chairman and Chief Executive Officer

Additional Information and Where to Find It

In connection with the proposed merger, WABCO Holdings Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY

OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.wabco-auto.com or by contacting Sean Deason, Vice President Investor Relations and Controller, at Telephone: (248) 270-9287, Email: investorrelations@wabco-auto.com.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2018 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.wabco-auto.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) risks related to diverting management’s attention from the Company’s ongoing business operations; (11) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all which may affect the Company’s business and the price of the common stock of the Company; and (12) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; the Company’s ability to adapt to a rapidly changing industry and maintain strategic relationships with industry leading companies; and the impacts of security breaches and data loss and our vulnerability to technology infrastructure failures. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Frequently Asked Questions

For WABCO Employees

General

1.	What did we announce today?

Today WABCO announced that is has signed a definitive agreement to be acquired by ZF Friedrichshafen, a privately held company based in Friedrichshafen, Germany.

2.	What does today’s announcement mean?

This announcement means that ZF will acquire all outstanding shares of WABCO for $136.50 per share in an all-cash transaction with an equity value of over $7 billion.

The transaction will bring together two global technology leaders serving OEMs and fleets in the automotive and commercial vehicle industry, combining WABCO’s capabilities in commercial vehicle safety and efficiency, including technologies involved in vehicle dynamics control, active air suspension systems, and fleet management systems with ZF’s leading position in driveline and chassis technologies for cars and commercial vehicles.

3.	What was the strategic rationale for the transaction?

This is the right combination at the right time for WABCO. We have a history of successful collaboration with ZF, including prototyping industry-first technologies, and the strategic fit between the two companies is compelling.

4.	How long it will take for the deal to finalize?

We expect that this transaction will be concluded by early 2020 following a shareholder vote and customary closing conditions, including receipt of regulatory approvals.

5.	What happens between now and the time the transaction is finalized?

The next step is that WABCO shareholders will be asked to approve the transaction at a special shareholder meeting to be convened sometime later in 2019.

From today, until the time the transaction closes, WABCO will continue to run its business and operate as a standalone, publicly-listed company.

6.	What happens after the transaction is finalized?

It is too early in the process to share any future plans. ZF will share their plans concerning the next steps in due course as appropriate.

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7.	Why did ZF decide to purchase WABCO?

As stated in ZF’s press release, the CEO of ZF said: “We believe that, together with WABCO, ZF can form the world’s leading integrated systems provider for commercial vehicle technology, creating long-term value and security for our customers, employees and owners. For ZF, the acquisition of a specialist and market leader for commercial vehicle braking systems means adding a stable and growing business segment and enables our existing commercial vehicle division to expand its expertise in vehicle dynamics control.”

We would add that ZF’s high regard for WABCO and desire to enter into this transaction is a reflection of the outstanding work, passion and achievements of all WABCO employees and the successful global company that we have built together over many years.

8.	We are doing really well for growth and profitability as a standalone company and we are deeply rooted in all key markets across the globe—why sell now?

We are proud of WABCO’s track record since becoming a stand-alone public company nearly twelve years ago, and we believe our early anticipation of industry dynamics and ongoing ability to innovate technology ahead of others are key contributors to our sustained differentiation and success. We are therefore highly attuned to long-range competitive forces and their potential implications as the sector contemplates a future of autonomous, electric and connected vehicles.

We see great opportunities ahead, but they will be more challenging to realize. It has become increasingly apparent that our industry will face a new level of strategic complexity and will attract new competition, including new entrants from outside the sector, able to bring unprecedented resources to the table. This demands WABCO make critical choices in the role it will play in the future industry value chain. Furthermore, it is anticipated that significant in house investment and new alliances will be necessary to address the full scope of required technologies for these new domains.

Considering these factors, we strongly believe this is the appropriate moment to be joining forces with ZF, providing access to critical technology and the global size and scale to de-risk the return on investment required as the industry transforms. And as a result it will realize certainty of value and liquidity for our shareholders.

9.	Will WABCO’s name or brand be changed? What about the companies that WABCO has recently acquired?

Nothing is changing at this time. Until the transaction is approved, WABCO will continue to operate as a standalone, publicly listed company operating under its current brand(s).

10.	Will WABCO’s executive team continue to lead the company?

From today, until the time of closure, WABCO will continue to operate as a standalone, publicly-listed company and will be led by WABCO’s leadership team.

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11.	Can I speak about this transaction outside the company?

A press release announcing the transaction was issued on March 28, 2019. The announcement is public information. However, all media enquiries and investor questions should be forwarded to Gautham Appaya, VP of Communications, or Sean Deason, VP of Investor Relations. Transactions such as this are heavily regulated for publicly listed companies like WABCO. Therefore it is very important that only authorized communications are used for informing WABCO stakeholders. As per WABCO media policy, only nominated spokespersons are authorized to speak to investors, industry analysts, government representatives and media. If you are unsure, please contact a member of the Communications team.

12.	What should I do if I receive calls from the media or someone from the investor community?

If you receive any inquiries from reporters, investors, or any other outside parties please do not comment. Instead, per our media policy and guidelines, ask that they contact VP of Communications, Gautham Appaya, for any media inquiries and VP for Investor Relations, Sean Deason, for investor-related information.

13.	What does this announcement mean for our customers?

Until the transaction closes, nothing will change for customers. Through our combined efforts, and focus on running our business, they will continue to receive the same differentiated technologies and excellent service they’ve come to expect from WABCO.

Longer-term, we believe bringing these two technology leaders together will enhance the breadth of products and service that customers receive. Our customers will benefit from the opportunities presented by joining this larger, more diversified global business.

14.	When will our customers be contacted?

Our Key Account Team Leaders and Regional sales leaders will contact customers to inform them in the coming days.

15.	What does this mean for our suppliers?

At this time, we don’t anticipate changes in our relationships and contracts with suppliers as a result of this announcement.

Employees

16.	Q: How will this transaction benefit WABCO employees?

One of the reasons why WABCO is so attractive to ZF is our reputation for product innovation and operational excellence. ZF recognizes the unique culture and passion of the global WABCO team. We believe this transaction will provide meaningful opportunities for growth as part of a much larger and highly-respected (Top 3) global industry leader with a compelling vision for the future, ambitious strategies to sustain industry-leadership and access to greater spectrum of resources.

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17.	What consultations were undertaken with employee representative groups (works councils) regarding this agreement?

The Chairman of the European Works Council and other local works council leaders were duly informed of this proposed transaction.

18.	What does this mean for my job? My terms, conditions and compensation, Will there be restructuring as a result of the acquisition?

It is too early in the process for ZF to share any future plans. Until the transaction is concluded WABCO will continue to operate as a standalone, publicly-listed company. At this time we should continue to operate the business on this basis.

19.	What is expected of WABCO employees?

We anticipate the transaction will be complete by early 2020. Until the transaction is finalized, we urge all employees to remain focused on driving technology leadership, generating operational efficiency and generally continuing with their day-to-day responsibilities to provide the differentiated products and superior services our customers have come to expect from us.

20.	Who should I contact if I have additional questions?

If you have any questions, please reach out to your leader or local HR leader.

21.	Where can I find more information about this proposed transaction?

Please consult @PACE for news releases from WABCO and ZF, and a letter from WABCO Chairman & CEO, Jacques Esculier, as well as background information on ZF.

Additional Information and Where to Find It

In connection with the proposed merger, WABCO Holdings Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.wabco-auto.com or by contacting Sean Deason, Vice President Investor Relations and Controller, at Telephone: (248) 270-9287, Email: investorrelations@wabco-auto.com.

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Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2018 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.wabco-auto.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) risks related to diverting management’s

5

attention from the Company’s ongoing business operations; (11) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all which may affect the Company’s business and the price of the common stock of the Company; and (12) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; the Company’s ability to adapt to a rapidly changing industry and maintain strategic relationships with industry leading companies; and the impacts of security breaches and data loss and our vulnerability to technology infrastructure failures. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

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<WABCO Logo>

<Date>

<Customer Organization Name>

<Customer Address>

<Country>

Dear <Customer Name>,

On March 28, 2019, WABCO issued a press release announcing that it has entered into an agreement to be acquired by ZF Friedrichshafen. The press release can be viewed at [HYPERLINK TO].

WABCO’s team is excited for this opportunity that will enable us to join a larger, more diversified global organization, which will help us further realize our ambition and sustain our position as a technology leader. As the industry prepares its roadmap to guide us towards a future with fully-autonomous and greener commercial transportation solutions, this transaction will enable WABCO and ZF to bring the full power of complementing technologies and widespread capabilities and resources to support [customer name] drive its own strategies for success. Subject to customary regulations, we anticipate this transaction to close by early 2020.

Our priority at this time is to assure you that this news will not distract us from our endeavors to fully serve your needs and to bring further value to our relationship through our passion to differentiate in all that we do.

WABCO has a track record of successful collaboration to develop and introduce breakthrough technologies with ZF, which we know shares our drive for customer focus and operating excellence. We anticipate that ultimately this path will enable us to more rapidly innovate advanced technologies and functionalities that will help to make your vehicle platforms even safer and more productive.

Thank you for your trust in WABCO as we embark on this new path.

We will keep you updated on further pertinent developments. Should you have any questions, please contact me.

Yours sincerely

<Name>

<Title>

Additional Information and Where to Find It

In connection with the proposed merger, WABCO Holdings Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.wabco-auto.com or by contacting Sean Deason, Vice President Investor Relations and Controller, at Telephone: (248) 270-9287, Email: investorrelations@wabco-auto.com.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2018 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.wabco-auto.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) risks related to diverting management’s attention from the Company’s ongoing business operations; (11) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all which may affect the Company’s business and the price of the common stock of the Company; and (12) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; the Company’s ability to adapt to a rapidly changing industry and maintain strategic relationships with industry leading companies; and the impacts of security breaches and data loss and our vulnerability to technology infrastructure failures. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements

<Insert WABCO logo here>

DATE

Dear <insert supplier’s name>,

Today our company, WABCO, announced that it has entered into an agreement to be acquired by ZF Friedrichshafen. A news release concerning this transaction can be found attached [hyperlink] / on www.XXXX.com

Under the terms of this agreement, WABCO will continue to focus on providing the most advanced vehicle control systems and fleet management systems for companies manufacturing, supplying and servicing commercial vehicles and select passenger cars globally. We expect to complete the transaction by early 2020, subject to normal regulatory approvals.

We believe that the direction announced today is good news for all WABCO stakeholders. Regarding any commitments with [Supplier name], we want to assure you that we are not anticipating any changes as a result of today’s announcement. I anticipate that you may have questions regarding our business and existing contracts. However, I want to assure you that we will continue with our day-to-day priorities and ask that you continue to ensure that you meet your commitments to us.

Of course, WABCO is constantly looking at ways to work more effectively with you to support us in our quest for differentiation and technological leadership, and this deal will not change that. In fact, with this step, WABCO will join one of the top suppliers to the industry. Today WABCO welcomes this bold step, and we believe it could also open new avenues for valued supplier partners like [supplier name] to further your own growth ambitions.

Please contact me, or your usual WABCO sourcing manager, if you have any questions. We will keep you updated as appropriate on further developments.

Sincerely,

<Insert business leaders name>

<Insert business leaders title>

WABCO Vehicle Control Systems

Additional Information and Where to Find It

In connection with the proposed merger, WABCO Holdings Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.wabco-auto.com or by contacting Sean Deason, Vice President Investor Relations and Controller, at Telephone: (248) 270-9287, Email: investorrelations@wabco-auto.com.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2018 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.wabco-auto.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) risks related to diverting management’s attention from the Company’s ongoing business operations; (11) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all which may affect the Company’s business and the price of the common stock of the Company; and (12) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; the Company’s ability to adapt to a rapidly changing industry and maintain strategic relationships with industry leading companies; and the impacts of security breaches and data loss and our vulnerability to technology infrastructure failures. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

INVESTOR Q&A

What are the terms of the transaction?

•	ZF will acquire all outstanding shares of WABCO for $136.50 per share in cash, providing shareholders certain value and liquidity.

•

The acquisition price represents a 13 percent premium to the closing stock price of $120.75 on February 26, 2019, the date prior to media reports and WABCO’s confirmation that ZF had approached the company.

•	The transaction also represents a premium of 18 percent and 23 percent to the undisturbed Volume Weighted Average Price (VWAP) for the 30 and 90 days ended February 26, 2019, respectively.

What conditions need to be satisfied before closing?

•	The transaction is subject to approval by a majority of WABCO’s shareholders.

•	The transaction is also subject to customary closing conditions and regulatory approvals.

When is it expected to close?

•	It is expected to close in early 2020.

Which countries require antitrust clearance?

•	Antitrust clearances are required in several jurisdictions including the U.S., the EU, China, India, Japan and Brazil.

Do you feel confident in obtaining all of the regulatory clearances needed to close the transaction?

•	We will make all necessary regulatory filings and will fully cooperate with the authorities to secure the required clearances.

Will you require CFIUS (Committee on Foreign Investment in the U.S) approval?

•	Yes. The parties will be filing a joint voluntary notice of the transactions contemplated by the Merger Agreement with CFIUS. We do not expect any issues.

Is there a financing condition?

•	No. ZF has arranged the necessary financing commitment.

What is the rationale for selling at this time?

•

Opportunities/Challenges: We see great opportunities, but they will be more challenging to reach. We can envision the commercial transportation industry operating through increasingly integrated ecosystems. It is likely these logistics networks will feature autonomous and electric vehicles operating within a digitally connected landscape. At some point, every commercial vehicle will feature significantly more advanced technology than is onboard today.

•

Levels of Investment: However, this infrastructure will demand unprecedented levels of investment and pull in new technology such as artificial intelligence and electrification to bring this vision to reality. It may also require a greater level of patience to wait for an attractive return. It will also trigger strategic complexity as players try to determine where they will position themselves in the value chain. Another key challenge will be to develop economically viable solutions while dealing with the uncertainty of future regulatory requirements.

•

New Competition: Competition within the sector will also intensify, as automotive suppliers leveraging large volume business to amortize their costs will be attracted to expand their footprint into our space. High tech companies from outside our industry will also move in to capitalize on their capabilities in artificial intelligence and big data management.

•

Consolidation: Finally, the sheer scale of necessary investment and the broader capabilities required to develop and integrate these new, sophisticated technologies will be a catalyst for industry players to form more strategic alliances and undergo further consolidation.

•	Considering these factors, our Board strongly believes this is the appropriate moment to be joining forces with ZF while at the same time realizing certain value and liquidity for our shareholders.

•	More information will be available in our proxy, which will be filed with the SEC in a few weeks.

Why is it now the right time to sell?

•	We are proud of WABCO’s track record since becoming a stand-alone public company nearly twelve years ago.

•	We remain confident that WABCO still has plenty of runway ahead to develop the next generation of technologies.

•

But we will need to make pivotal strategic choices regarding the role that we want to play within the industry’s future value chain and the related investments this may require, which may increase our level of business and financial risk ahead.

•	And this inherently increases our level of business and financial risk ahead.

•	As a result, the Board strongly believes this is the appropriate moment to act, intersecting with a unique opportunity to join forces with the right partner.

Did you consider offers from other companies? Did you reach out to other potential bidders? Have you been approached by other buyers? How seriously did you entertain those inquiries?

•	Our Board has looked at a variety of alternatives over the years, and nothing is as attractive as the transaction we are announcing today.

•	Since we publicly acknowledged our talks with ZF on February 27, no third party has come forward to express interest in acquiring WABCO.

•	Additional details related to the Board’s review and decision can be found in our proxy, which will be filed with the SEC within the next few weeks.

Is it possible that another company could make a higher offer for WABCO?

•	WABCO’s Board of Directors believes that the consideration delivers certain value to WABCO shareholders, and provides liquidity.

•	Our Board engaged in thorough deliberations with the assistance of expert financial and legal advisors to evaluate ZF’s proposal.

•	Since we publicly acknowledged the approach by ZF on February 27, no third party has come forward to express interest in acquiring WABCO.

•

The merger agreement gives the WABCO Board the right to respond to a competing superior proposal, subject to certain restrictions and the requirement that WABCO pay ZF a termination fee if WABCO terminates the merger agreement to accept a superior proposal.

Is there a go-shop clause in the merger agreement?

•	There is no go-shop clause.

•	Since we publicly acknowledged our talks with ZF on February 27, no other third party has come forward to express interest in acquiring WABCO.

•

The merger agreement gives the WABCO Board the right to respond to a competing superior proposal, subject to certain restrictions and the requirement that WABO pay ZF a termination fee if WABCO terminates the merger agreement to accept a superior proposal.

Was there a fairness opinion?

•	Yes, Goldman Sachs provided a fairness opinion.

How did this deal come about? Did you approach ZF or did they approach you? When did the negotiations begin?

•	As we disclosed in our press release of February 27, ZF approached us.

•	Additional details will be included in our proxy, which will be filed with the SEC within the next few weeks.

Where you engaged in discussions with ZF in 2017? Why wasn’t the transaction consummated in 2017?

•	The history of our discussions with ZF will be described fully in our preliminary proxy statement which we expect to file with the SEC in the next few weeks.

•	We are pleased to have reached a definitive agreement at this time with certain value and liquidity for WABCO shareholders.

Are there termination/break-up fees if either party walks away? What are those fees?

•

Yes. If the merger agreement is terminated in connection with WABCO entering into an alternative acquisition agreement relating to a superior proposal or making a change in recommendation, or in certain other customary circumstances, the termination fee payable by WABCO to ZF will be $211 million.

•

The Merger Agreement also provides that ZF will be required to pay WABCO a reverse termination fee of $211 million if the Merger Agreement is terminated because an antitrust order is issued prohibiting the Merger as a result of ZF and WABCO’s inability to divest certain of WABCO’s businesses and ZF’s refusal to divest certain of its businesses, and all conditions to closing are satisfied other than receipt of antitrust approvals. ZF will also pay a reverse termination fee of $211 million to WABCO if the Merger Agreement is terminated because the Merger has not closed on or before September 28, 2020, and at the time of such termination (A) an antitrust proceeding is pending, (B) the only closing condition that remains unsatisfied is the receipt of antitrust approvals, (C) the divestiture of certain businesses has not been effectuated and (D) ZF has refused to divest certain of its businesses.

Will you continue to report earnings? Will you be changing guidance for the year as a result of the transaction?

•	Until the deal closes, we will continue to operate with the same commitment to driving superior results.

•	After the deal is closed WABCO will no longer be a public company and therefore will not report earnings.

•	We are not addressing guidance at this time, we are only addressing this transaction.

Will Jacques Esculier continue to lead the company? How related is this decision to WABCO’s succession planning?

•

The driving decision behind the transaction is the Board’s determination that the merger consideration is more favorable to WABCO’s stockholders than the potential value that is reasonably expected to result from WABCO continuing as an independent company.

•	There are no changes expected in management until the transaction closes.

•	It is too soon to know how ZF will approach WABCO’s management structure.

What kind of payout will Jacques be eligible to receive in a change of control? Other top executives?

•	We will honor any “change-of-control” provisions in employment contracts and according to the rules of the countries where we operate.

•	Additional details will be available in our proxy statement.

•	A calculation of the estimated payout for all executives can be found in our 2018 proxy statement filed in Q2 last year.

Additional Information and Where to Find It

In connection with the proposed merger, WABCO Holdings Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING

ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.wabco-auto.com or by contacting Sean Deason, Vice President Investor Relations and Controller, at Telephone: (248) 270-9287, Email: investorrelations@wabco-auto.com.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2018 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.wabco-auto.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) risks related to diverting management’s attention from the Company’s ongoing business operations; (11) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all which may affect the Company’s business and the price of the common stock of the Company; and (12) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; the Company’s ability to adapt to a rapidly changing industry and maintain strategic relationships with industry leading companies; and the impacts of security breaches and data loss and our vulnerability to technology infrastructure failures. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.